Exhibit 10.1
                                 FIRST AMENDMENT
                                     TO THE
                           MERCHANT SERVICES AGREEMENT

            The First Amendment to the Merchant Services Agreement ("First Amendment") is dated as of October , 1997, by and between HURLEY STATE BANK ("Bank") and THE CHILDREN'S PLACE RETAIL STORES, INC. ("Company").

            WHEREAS, Bank and Company have entered into the Merchant Services Agreement dated as of December 12, 1994, as amended and supplemented ("Merchant Services Agreement"); and

            WHEREAS, Bank and Company desire to amend certain provisions of the Merchant Services Agreement.

            NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants hereinafter set forth, Bank and Company agree as follows:

            1. The Merchant Fee as set forth in paragraph 3.1 (a) of the Merchant Services Agreement is changed from 3.41% to 3.91%. The Merchant Fee of 3.91% will remain in effect until August 1, 1998. Thereafter the Merchant Fee will be subject to change.

            2. In addition to the other fees provided for in Article III of the Merchant Services Agreement, Bank will charge and Company agrees to pay an Open Active Account Fee and a Never Active Account Fee.

            (a) Open Active Account Fee. Company shall pay an Open Active Account Fee for each calendar month. Subject to the cap set forth in the following sentence, the amount of the Open Active Account Fee for each calendar month will be the product of (i) the number of Accounts that have a debit or credit balance at any time during the month ("Open Active Accounts") and (ii) the applicable per Account fee, which will be determined according to the following schedule and will be based on the calendar year-to-date average active Account balance, as calculated by Bank.

                       Year-To-Date Average
                      Active Account Balance              Per Account Fee
                      ----------------------              ---------------
                         $151.00 or more                       $   0
                         $141.00 - $150.99                     $ .08
                         $131.00 - $140.99                     $ .16
                         $121.00 - $130.99                     $ .39
                         $111.00 - $120.99                     $ .65
                         $101.00 - $110.99                     $ .97
                         $ 91.00 - $100.99                     $1.36

                  The Open Active Account Fee payable by Company for each calendar month will be no more than an amount equal to the greater of (i) 2.22% of the net amount of Card Sales made by Company during such calendar month ("Current Net Sales"), or
                  (ii) 2.22% of the net amount of Card Sales made by Company during the same calendar month of the prior year, as set forth in Exhibit A attached hereto and incorporated herein ("Prior Year Net Sales"). Bank will calculate the amount of the Open Active Account Fee on or about the last day of each calendar month and will collect the Open Active Account Fee each month in accordance with paragraph 3.1 (d) of the Merchant Services Agreement. Until August 1, 1998, the sum of the Merchant Fee and Open Active Account Fee payable by Company for each calendar month will be no more than 6.13% of the net amount of Current Net Sales or Prior Year Net Sales, as applicable (determined in accordance with this paragraph). The amount of the Open Active Account Fee will be subject to change on or after August 1, 1998.

            (b) Never Active Account Fee. On August 31, 1997 and on September 30, 1997, Bank will determine the number of Accounts which are 180 days and older and which have never been active (that is, had a debit or credit balance at any time) ("Never Active Account"). Company shall pay a Never Active Account Fee in the amount of $.43 per Account for each Never Active Account identified on August 31, 1997 and an additional Never Active Account Fee for each Never Active Account identified on September 30, 1997. Bank will collect the Never Active Account Fee in accordance with paragraph 3.1(d) of the Merchant Services Agreement.

            3. Company has requested that Bank provide to Company each month until August 1, 1998, a tape file of the names and addresses of Cardholders whose Accounts have been open at least 90 days and have never been active, to enable Company to direct market to such Cardholders to activate their Accounts. Bank will provide the requested file to Company, provided Company shall use such names and addresses for the sole purpose of marketing to Cardholders to activate their Accounts. Notwithstanding Company's direct marketing programs to such Cardholders, Bank shall have the right, among other rights provided under the Hurley State Bank Credit Card Agreement and Merchant Services Agreement, to terminate Accounts which are 180 days and older and which have never been active.

            4. This First Amendment will be effective as of August 1, 1997.

            5. Any capitalized terms used herein and not otherwise defined will have the meanings given to them in the Merchant Services Agreement. Except as provided in this First Amendment, or as necessary and appropriate to give meaning to the terms and conditions of this First Amendment, the terms and conditions of the Merchant Services Agreement will remain in full force and effect. In the event of any conflict between the terms of the Merchant Services Agreement and this First Amendment, this First Amendment will govern.


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

            IN WITNESS WHEREOF, the parties hereto have executed this First Amendment.


THE CHILDREN'S PLACE RETAIL STORES, INC.           HURLEY STATE BANK


By:    /s/  Stanley Silver                     By:    /s/  Richard F. Atkinson
       --------------------------------               --------------------------

Name:  Stanley Silver                          Name:  Richard F. Atkinson

Title: President                               Title: Senior Vice President

Date:  10/27/97                                Date:  11/3/97


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

                                    EXHIBIT A

                              The Children's Place
                                   Prior Year
                                    Net Sales

                                  ------------
                                       Aug-96
                                  ------------
                                   $2,645,182
                                  ------------

                                  ------------
                                       Sep-96
                                  ------------
                                   $2,922,475
                                  ------------

                                  ------------
                                       Oct-96
                                  ------------
                                   $2,140,691
                                  ------------

                                  ------------
                                       Nov-96
                                  ------------
                                   $2,228,979
                                  ------------

                                  ------------
                                       Dec-96
                                  ------------
                                   $2,771,653
                                  ------------

                                  ------------
                                       Jan-97
                                  ------------
                                   $1,030,300
                                  ------------

                                  ------------
                                       Feb-97
                                  ------------
                                   $1,277,198
                                  ------------

                                  ------------
                                       Mar-97
                                  ------------
                                   $1,866,892
                                  ------------

                                  ------------
                                       Apr-97
                                  ------------
                                   $1,443,810
                                  ------------

                                  ------------
                                       May-97
                                  ------------
                                   $1,378,114
                                  ------------

                                  ------------
                                       Jun-97
                                  ------------
                                   $1,369,468
                                  ------------

                                  ------------
                                       Jul-97
                                  ------------
                                   $1,314,753
                                  ------------


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